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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                MFS(R) MUNICIPAL
                INCOME FUND

                SEMIANNUAL REPORT o SEPTEMBER 30, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 32
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

        Respectfully,

 /s/ Jeffrey L. Shames

        Jeffrey L. Shames
        Chairman and Chief Executive Officer
        MFS Investment Management(R)

        October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended September 30, 2001, Class A shares of the fund provided a total return of 3.47%, Class B shares 3.07%, and Class C shares 3.07%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 3.48% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.07%.

Q. COULD YOU DESCRIBE THE ECONOMIC CONDITIONS OVER THE PERIOD?

A. U.S. economic growth continued to slow. Evidence of that included deterioration in business investment, falling stock prices, and an uptick in unemployment. Just when many observers appeared to think the economy might be bottoming, the events of September 11 accelerated the downward trend. Investors became increasingly concerned that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- might fall off dramatically.

   Throughout the period, however, the Federal Reserve Board (the Fed) attempted to revive economic growth with an aggressive series of interest rate cuts. Rate cuts so far in 2001 have represented the most dramatic series of cuts in over fifty years.

Q. HOW DID THE FED'S RATE CUTS AFFECT INTEREST RATES OVERALL AND MUNICIPAL BOND RATES IN PARTICULAR?

A. The effect of Fed rate cuts was most pronounced on shorter-maturity bonds. The yield curve steepened dramatically, with short rates falling substantially and long rates remaining essentially unchanged over the past six months. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity. Typically, bonds with longer maturities, in the 15- to 30-year range, pay higher interest rates but are also more sensitive to changes in interest rates.)

   There's a saying in the bond market that the Fed determines the short end of the yield curve, but investors determine the long end. Long rates were relatively stable over the past six months because, while near-term economic growth continued to deteriorate, investors in the long part of the yield curve were looking past the downturn. We think they anticipated that the Fed's actions would help stimulate a recovery and began to worry about growth and inflation heating up in the future. Another factor was that long rates had already fallen dramatically last year as investors anticipated the Fed would eventually cut short-term rates.

   The effect on municipal bond yields mimicked the overall bond market, with short-term rates (10-year maturities and shorter) falling and longer-term rates remaining relatively stable. Because the fund was heavily weighted in the 15- to 20-year portion of the yield curve, our holdings tended to be relatively unaffected by the Fed's rate cuts.

Q. WHY DO YOU LIKE BONDS WITH MATURITIES IN THE 15- TO 20-YEAR RANGE?

A. In managing the fund, we use historical analysis to determine what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research has for some time indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically pays 98% of the yield of a similar 30-year bond, but carries only 75%-80% of the duration risk of that 30-year bond. (Duration is a measurement of a bond's price sensitivity to changes in interest rates.) Not all of our holdings have maturities in the 15- to 20-year range, but we have tried to maintain the average maturity of the portfolio in that range.

   Our positioning on the yield curve is one part of our overall investment process. The other main element is the use of fundamental, bottom-up MFS Original Research(R) to determine market sectors, as well as to find bonds within those sectors that may provide the best combination of risk and return. What we hope to provide is above-average income and total returns with below- average share price volatility.

Q. WHAT PARTICULAR SECTORS HELPED PERFORMANCE OVER THE PAST SIX MONTHS?

A. Overweighted positions in the health care and energy sectors, largely in bonds rated "BBB" and below, contributed to our outperformance relative to our Lipper peer group. Lower-rated bonds in general did well over the period as investors seemed to look through the downturn to anticipate a recovery, and health care was the best-performing sector of the municipal market.

   More than a year ago, we had established a strong health care weighting because our analysts felt the sector was approaching a bottom and was poised to move upward; over the period we believe we witnessed the beginning of a turnaround. We feel this was driven by the market's recognition of at least two positive developments: Congress began to restore health care funding they had cut some years earlier; and HMOs began to grant reimbursement rate increases to hospitals.

   Energy issues also outperformed the general market over the period. The default of Pacific Gas & Electric in California, in our view, convinced many investors that the speed of deregulation would slow down across the country. This was positive for utilities in general because a fear of the negative effects of deregulation had been factored into prices in the sector.

Q. WHAT IS YOUR GENERAL OUTLOOK FOR THE ECONOMY AND THE BOND MARKET, AND HOW HAS THAT OUTLOOK BEEN AFFECTED BY THE EVENTS OF SEPTEMBER 11?

A. In the municipal market, we think that airline, airport, and port authority bonds may feel the most direct effect of the attacks. Reduced air travel has already hurt the credit quality of airline issues; we reduced our holdings in airlines on the belief that these companies will be under economic pressure for some time. For many port authorities, however, we feel the long-term effects may be minimal, and we think panic selling may, in fact, create some buying opportunities in relatively secure issuers.

   From a broader viewpoint, we think the post-September 11 environment will be one of increased budgetary pressure on state and localgovernments that were already hurting from declining corporate tax revenues. Weaker consumer spending will hurt sales tax receipts and other revenues. The good news, we think, is that state and local governments in general are prepared for short-term bad news -- much more so than they were before the 1990-1991 recession. Overall, they're better managed than they were a decade ago, and many have put aside substantial budgetary reserves from the boom years of the late 1990s. So although the short-term economic news will likely be negative, we think the municipal market looks healthy overall.

 /s/ Michael L. Dawson                   /s/ Geoffrey L. Schechter

     Michael L. Dawson                       Geoffrey L. Schechter
     Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND
A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999, AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                       FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: DECEMBER 29, 1986

CLASS INCEPTION:       CLASS A  SEPTEMBER 7, 1993
                       CLASS B  DECEMBER 29, 1986
                       CLASS C  JANUARY 3, 1994

SIZE:                  $379.1 MILLION NET ASSETS AS OF SEPTEMBER 30, 2001


PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.47%      +9.04%     +12.76%     +33.13%     +82.38%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +9.04%     + 4.08%     + 5.89%     + 6.19%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        +3.86%     + 2.41%     + 4.86%     + 5.68%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.07%      +8.35%     +10.24%     +28.18%     +70.65%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +8.35%     + 3.30%     + 5.09%     + 5.49%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        +4.35%     + 2.41%     + 4.76%     + 5.49%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months      1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +3.07%      +8.34%     +10.22%     +28.32%     +71.04%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --        +8.34%     + 3.30%     + 5.11%     + 5.51%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --        +7.34%     + 3.30%     + 5.11%     + 5.51%
---------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

The Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to shares redeemed within 12 months.

Class A and C share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. These blended performance figures have not been adjusted to take into account the differences in class-specific operating expenses. Because operating expenses for Class A shares are lower than those of Class B shares, the blended Class A share performance is lower than it would have been had Class A shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2001

QUALITY RATINGS

"AAA"                   45.8%
"AA"                    15.5%
"A"                      7.5%
"BBB"                   13.3%
"BB"                     3.3%
"B"                      0.6%
"CC"                     0.1%
Not Rated               13.3%
Other                    0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- September 30, 2001

Municipal Bonds - 97.7%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 3.3%
  Chicago, IL (O'Hare International Airport), AMBAC,
    5.5s, 2019                                                           $  350       $    364,284
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000          1,124,009
  Denver, CO, City & County Airport Rev., 8.75s, 2023(++)                 1,260          1,294,474
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490          3,585,277
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000          1,044,240
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000          3,322,260
  Oklahoma City, OK, Airport Trust, "B", FSA, 5.75s, 2017                 1,080          1,131,462
  Tulsa, OK, Municipal Airport Trust Rev. (AMR), 5.65s,
    2035                                                                  1,000            881,100
                                                                                      ------------
                                                                                      $ 12,747,106
--------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 4.6%
  Chicago, IL, Lakefront Millennium Parking Facilities,
    MBIA, 5s, 2018                                                       $4,000       $  4,000,560
  Commonwealth of Massachusetts, 5.875s, 2017(+++)                        3,205          3,677,032
  Cranston, RI, FGIC, 6.375s, 2014                                          200            228,006
  Houston County, AL, AMBAC, 6.25s, 2019                                    850            960,169
  Indianapolis, IN, Public Improvement Bond Bank, "C",
    AMBAC, 6s, 2017                                                         500            546,030
  Mobile County, AL, 6s, 2014                                               800            879,040
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000          1,507,530
  New York City, NY, "B", 7.5s, 2008                                        180            185,848
  San Antonio, TX, 5s, 2020                                                 700            690,802
  Shelby County, TN, 0s, 2013                                             3,000          1,722,030
  Southlake, TX, AMBAC, 0s, 2022                                          3,185            895,558
  Southlake, TX, AMBAC, 0s, 2023                                          3,150            827,127
  Wisconsin State, "C", 6s, 2019                                          1,200          1,296,096
                                                                                      ------------
                                                                                      $ 17,415,828
--------------------------------------------------------------------------------------------------
General Obligations - Improvement - 2.8%
  Birmingham, AL, 5.75s, 2017                                            $1,000       $  1,072,420
  Mesa, AZ, FGIC, 5s, 2018                                                3,625          3,680,716
  New York, NY, "J", MBIA, 5s, 2017                                       2,000          2,008,020
  Worcester, MA, FSA, 6s, 2017                                            3,475          3,893,077
                                                                                      ------------
                                                                                      $ 10,654,233
--------------------------------------------------------------------------------------------------
General Obligations - Schools - 9.6%
  Bay Village, OH, City School District, School Improvement,
    5.25s, 2016                                                          $  500       $    519,245
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500            747,615
  Chicago, IL, Public Building Commission Rev., RITES,
    7.038s, 2017(++)+                                                     1,250          1,375,488
  Detroit, MI, School District, "B", FGIC, 5s, 2021                       2,000          1,972,840
  Dudley-Charlton, MA, Regional School District, RITES,
    FGIC, 8.093s, 2017(++)+                                               1,495          1,683,011
  Florida State Board of Education Capital Outlay, "A",
    5s, 2019                                                              1,000          1,001,840
  Forsyth County, GA, School District, 6s, 2015                             400            451,960
  Fresno, CA, Unified School District, MBIA, 6.55s, 2020                  1,225          1,436,411
  Goose Creek, TX, Consolidate School District, PSF, 5s,
    2020                                                                  2,500          2,466,650
  Grundy Kendall & Will Counties, IL, 5.5s, 2011                          1,000          1,000,200
  Houston, TX, Independent School District, RITES, PSF,
    7.906s, 2017(++)+                                                     2,325          2,404,189
  Indian Hill, OH, Exempted Village School, School Improvement,
    5.5s, 2017                                                              830            878,621
  Keller, TX, Independent School District, Refunding, PSF,
    6s, 2017                                                              1,980          2,249,973
  Leander, TX, PSF, 0s, 2018                                              2,500            924,300
  Manistee, MI, Area Public Schools, FGIC, 5.75s, 2019                      700            787,654
  Marshall, MI, Public School District, 5.5s, 2018                          500            522,070
  Mason, OH, City School District, 5.375s, 2016                           1,250          1,316,938
  Michigan Municipal Bond Authority Rev., 7.625s, 2021                      400            413,268
  Michigan Municipal Bond Authority Rev., 8s, 2031                          300            320,112
  Phenix City, AL, AMBAC, 5.65s, 2021                                     1,500          1,587,795
  Philadelphia, PA, School District, MBIA, 6s, 2016                         750            837,660
  Pierre, SD, School District Number 322, FSA, 5.7s, 2017                 1,000          1,065,040
  Richland-Beanblossom, IN, FGIC, 5.5s, 2014                                390            418,158
  Roma Texas Independent School District, PSF, 5.875s, 2020               1,705          1,811,068
  Walled Lake, MI, Consolidate School District, Refunding,
    5.125s, 2021                                                          1,250          1,250,725
  Warren Township, IN (Vision 2005 School Building
    Corp.), FGIC, 5.5s, 2020                                              2,600          2,692,144
  Williamson County, TN, Rural School, 6.125s, 2016                       1,665          1,919,379
  Williamson County, TN, Rural School, 6.125s, 2017                       1,765          2,034,656
  Willis, TX, Independent School District, Refunding, PSF,
    5.75s, 2018                                                             305            333,911
                                                                                      ------------
                                                                                      $ 36,422,921
--------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 12.8%
  Allegheny County, PA, Hospital Development Authority
    Rev., 9.25s, 2022                                                    $  350       $    371,858
  Baldwin County, AL, Revenue Bonds, 5.75s, 2027                            600            529,938
  Baxter County, AR, Hospital Rev., 5.375s, 2014                          1,000            990,560
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,105          1,135,962
  Brookhaven, NY, Industrial Development Agency, Memorial
    Hospital Medical Center, Inc., "A", 8.125s, 2020                        300            315,198
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira),
    6s, 2013                                                                915            866,715
  Colorado Health Facilities Authority Rev., Refunding &
    Improvement Hospital (Parkview Health System), 6s, 2016               1,000          1,022,890
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                                         500            533,145
  Cuyahoga County, OH, Hospital Facilities (Canton,
    Inc.), 7.5s, 2030                                                       900            989,298
  Denver, CO, Health & Hospital Authority Rev., 5.375s, 2018                300            285,795
  Denver, CO, Health & Hospital Authority Rev., 6s, 2023                    500            505,150
  District of Columbia (Medstar University Hospital),
    6.875s, 2031                                                            700            743,400
  Fulton County, NY, Industrial Development Agency
    (Nathan Littauer Hospital), 5.75s, 2009                                 250            238,173
  Henrico County, VA, Industrial Development Authority Rev.
    (Bon Secours), FSA, 9.104s, 2027(++)                                  5,000          6,163,800
  Highlands County, FL (Adventist Health), 6s, 2031                         350            356,048
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                                          1,000          1,062,560
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                         350            352,835
  Indiana Health Facilities Financing Authority, Hospital
    Rev., 6.375s, 2021                                                    1,700          1,659,693
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                                  400            382,044
  Jefferson County, KY, Hospital Rev., MBIA, 10.358s,
    2014(++)                                                                500            558,775
  Jefferson County, KY, Hospital Rev., MBIA, 10.358s,
    2014(++)                                                              1,000          1,088,020
  Kentucky Economic Development Finance Authority,
    (Norton Healthcare, Inc.), 6.5s, 2020                                 1,250          1,295,250
  Kentucky Economic Development Finance Authority,
    Refunding Improvement, "A", MBIA, 5s, 2018                            2,400          2,391,360
  Lauderdale County & Florence, AL, Coffee Health Group,
    "A", MBIA, 5.25s, 2019                                                1,100          1,111,924
  Lauderdale County & Florence, AL, Coffee Health Group,
    "A", MBIA, 5.25s, 2024                                                1,085          1,085,195
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    340            331,843
  Marion County, FL, Hospital District Rev. (Munroe
    Hospital), 5.625s, 2019                                                 750            760,553
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                  1,000          1,080,050
  Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                    1,000          1,000,960
  Massachusetts Health & Educational Facilities Authority
    Rev., (Partners Healthcare) 5.75s, 2021                                 400            411,908
  Mecosta County, MI, General Hospital Rev., 6s, 2018                       300            273,876
  Miami Beach, FL, Health Facilities (Mount Sinai Medical
    Center), 5.5s, 2035                                                     300            302,046
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s, 2018                1,000          1,029,450
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     900            795,663
  Richardson, TX, Hospital Authority Rev. (Baylor-
    Richardson), 5.25s, 2013                                                600            585,276
  Rio Grande Valley, TX, Health Facilities Development
    Corp., (Golden Palms) MBIA, 6.4s, 2015+                               2,800          2,938,656
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                   290            264,344
  Savannah, GA, Economic Development Authority, 0s, 2021                  6,125          1,719,287
  State of Michigan Hospital Finance Authority Rev.
    (Memorial Healthcare Center), 5.75s, 2015                               800            783,552
  Steubenville, OH, Hospital Rev., 6.375s, 2020                             300            313,560
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000            994,290
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                     750            739,793
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.625s, 2030                                    250            252,250
  Tallahassee, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                     1,000          1,047,880
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000          1,072,400
  Tom Green County, TX, Health Facilities (Shannon Health
    Systems), 6.75s, 2021                                                   400            414,636
  Torrance, CA, Hospital Rev., 6.875s, 2015(++)                           1,485          1,561,477
  Upper Illinois River Valley Development Authority
    (Morris Hospital), 6.625s, 2031                                         500            523,790
  Valley, AL, Special Care Facilities Financing (Lanier
    Memorial Hospital), 5.5s, 2007                                          500            488,135
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      195            194,756
  Wichita, KS, Hospital Rev. (Via Christi Health System),
    6.25s, 2019                                                           1,500          1,599,090
  Wisconsin Health & Educational Facilities (Agnesian
    Healthcare, Inc.), 6s, 2017                                             325            331,611
  Yonkers, NY, Industrial Development Agency, Civic
    Facilities Rev. (St. John's Riverside Hospital),
    6.8s, 2016                                                              500            520,370
                                                                                      ------------
                                                                                      $ 48,367,088
--------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 2.3%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                            $   25       $     24,901
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140            129,423
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505            431,462
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130            942,522
  Colorado Health Facilities Authority Rev. (Evangelical
    Lutheran Health Facilities), FHA, 6.9s, 2025                            500            545,905
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018**                                   1,805            992,750
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                1,000            977,570
  Indiana Health Facilities Financing Authority Rev.
    (Hoosier Care), 7.125s, 2034                                            840            742,484
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,200            846,000
  Jefferson County, KY, Health Care Authority Rev.
    (Beverly Enterprises, Inc.), 5.875s, 2007                               250            239,763
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                              895            152,150
  Luzerne County, PA, Industrial Development Authority
    (Beverly Enterprise, Inc.), 6.75s, 2008                                 400            395,216
  Millbrae, CA, Residential Facility (Magnolia of Millbrae),
    7.375s, 2027                                                          1,000          1,050,380
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                             990            871,893
  Wisconsin Health & Educational Facilities (Oakwood
    Village), 7.625s, 2030                                                  300            302,184
                                                                                      ------------
                                                                                      $  8,644,603
--------------------------------------------------------------------------------------------------
Human Services - 0.3%
  Orange County, FL, Health Facilities Authority Rev.
    (First Mortgage Healthcare Facilities), 9s, 2031                     $1,000       $  1,027,960
--------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.5%
  Chicago, IL, O'Hare International Airport Special
    Facilities Rev. (United Airlines), 6.375s, 2035                      $1,250       $  1,139,225
  Cleveland, OH, Airport Special Rev. (Continental Airlines),
    5.7s, 2019                                                            1,000            729,590
                                                                                      ------------
                                                                                      $  1,868,815
--------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.9%
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                $1,400       $  1,438,234
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000          2,047,300
                                                                                      ------------
                                                                                      $  3,485,534
--------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.4%
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                          $2,500       $  2,591,475
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 5.5s, 2002                               270            270,950
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6s, 2003                                 460            469,398
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                               875            908,985
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management, Inc.),
    6.85s, 2009                                                             150            167,063
  Henrico County, VA, Industrial Development Authority
    Rev. (Browning-Ferris), 5.3s, 2011                                    1,000          1,007,080
                                                                                      ------------
                                                                                      $  5,414,951
--------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 2.1%
  Cuyahoga County, OH, Industrial Development Rev. (Joy
    Technologies), 8.75s, 2007                                           $  500       $    511,565
  Gulf Coast Industrial Development Authority (Valero
    Refinery), 5.6s, 2031                                                   500            477,685
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery), 5.625s, 2019                        2,400          2,446,728
  Massachusetts Industrial Finance Agency Rev. (Welch
    Foods, Inc.), 5.6s, 2017                                              1,300          1,300,767
  Pennsylvania Economic Development Financing Authority
    (Amtrak), 6.125s, 2021                                                  550            560,346
  Port of New Orleans, LA (Avondale Industries), 8.5s,
    2014                                                                  1,920          2,090,381
  Tooele County, UT (Union Pacific), 5.7s, 2026                             710            675,444
                                                                                      ------------
                                                                                      $  8,062,916
--------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 1.6%
  Butler, AL, Industrial Development Board, Solid Waste
    Rev. (James River Corp.), 8s, 2028                                   $  850       $    908,098
  Mobile, AL, Industrial Development Board Improvement
    Rev. (International Paper Co.), 6.45s, 2019                           2,000          2,112,080
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   1,500          1,497,000
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                     500            487,820
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                            1,000          1,049,950
                                                                                      ------------
                                                                                      $  6,054,948
--------------------------------------------------------------------------------------------------
Industrial Revenue - Metals - 0.7%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                          $3,000       $  1,260,000
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel Co.),
    6.7s, 2012                                                            2,070          1,242,000
                                                                                      ------------
                                                                                      $  2,502,000
--------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Entertainment & Tourism - 0.3%
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                         $1,000       $  1,012,040
--------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.5%
  Austin, TX (Convention Enterprises, Inc.), 6.6s, 2021                  $  300       $    308,574
  Austin, TX (Convention Enterprises, Inc.), 6.7s, 2028                     400            410,812
  Rockbridge County, VA, Industrial Authority (Virginia
    House Center), 6.85s, 2021                                              500            507,225
  St. Louis, MO, Industrial Development Authority Rev.
    (St. Louis Convention), 7.2s, 2028                                      750            813,540
                                                                                      ------------
                                                                                      $  2,040,151
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                             $1,000       $  1,115,370
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                595            628,766
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380            370,983
  California Statewide Community Development Authority
    Rev. (Irvine Apartments), 5.25s, 2025                                 1,000            999,920
  Charter Mac Equity Issuer Trust, 6.625s, 2009                           2,000          2,059,620
  Colorado Housing & Finance Authority, FHA, 8.3s, 2023                   2,750          2,865,170
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000            999,110
  Eden Prairie, MN, Multi-Family Housing, GNMA, 6s, 2021                    200            214,180
  Panhandle Texas Regional Housing Finance, 6.625s, 2020                    330            344,216
  Panhandle Texas Regional Housing Finance, 6.75s, 2031                   1,670          1,750,010
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000          1,024,230
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev.
    (Northbrook I & III Apartments), 6.15s, 2019                          1,250            875,000
  Texas Department of Housing & Community Affairs (DFN
    Place), 10s, 2026+                                                    2,235          2,249,818
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000          4,114,040
                                                                                      ------------
                                                                                      $ 19,610,433
--------------------------------------------------------------------------------------------------
Other - 0.4%
  District of Columbia, 6.25s, 2024                                      $  500       $    530,430
  Guam Economic Development Authority, 5s, 2022                             300            306,042
  Tobacco Settlement Rev., Management Authority, 6.375s, 2028               500            530,035
                                                                                      ------------
                                                                                      $  1,366,507
--------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections, Inc., MA, Rev., 0s, 2016                             $  100       $     47,685
  Rail Connections, Inc., MA, Rev., 0s, 2017                                210             93,635
  Rail Connections, Inc., MA, Rev., 0s, 2018                                300            125,280
                                                                                      ------------
                                                                                      $    266,600
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.8%
  Austin, TX, Town Community Events Center Venue, FGIC,
    6s, 2019                                                             $1,015       $  1,096,880
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s,
    2016                                                                  8,400          4,001,760
  Midwest City, OK, Municipal Authority Capital, FSA,
    5.125s, 2018                                                            825            839,974
  Pennsylvania Turnpike Commission, AMBAC, 5.25s, 2018                    2,000          2,048,540
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 9.62s, 2020                                                     2,500          2,767,625
                                                                                      ------------
                                                                                      $ 10,754,779
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 3.0%
  Adams County, CO, Single Family
    Mortgage Rev., 8.875s, 2011                                          $2,510       $  3,445,979
  California Rural Home Mortgage Finance Authority, GNMA,
    6.55s, 2030                                                             390            418,833
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                    625            357,806
  Chicago, IL, Single Family Mortgage Rev., GNMA, 7.05s, 2030               165            185,236
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  2,090            467,366
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009                80             87,336
  Jefferson Parish, LA, Home Mortgage Authority Rev., GNMA,
    5s to 2002, 6.625s to 2023                                              690            749,016
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                       290            314,757
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                                140            151,525
  Maricopa County, AR, GNMA, 7.65s, 2024                                    360            418,611
  Pima County, AZ, Industrial Development Authority, GNMA,
    7.05s, 2030                                                           1,305          1,469,626
  San Bernardino County, CA, GNMA, 7.375s, 2020                             200            223,758
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA, 6.875s, 2026                                                745            834,363
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA, 5.25s to 2002, 6.45s to 2029                              1,390          1,523,342
  Sedgwick & Shawnee Counties, KS, Single Family Housing
    Rev., GNMA, 5.125s to 2002, 5.18s to 2033                               600            644,784
                                                                                      ------------
                                                                                      $ 11,292,338
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.8%
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2027                                                       $1,285       $    316,059
  California Housing Finance Agency Rev., Home Mortgage,
    MBIA, 0s, 2028                                                        4,045          1,035,115
  Colorado Housing & Finance Authority, 7.15s, 2014                          92             99,999
  Colorado Housing & Finance Authority, 7.45s, 2016                         315            356,977
  Colorado Housing & Finance Authority, 6.75s, 2021                         265            300,600
  Colorado Housing & Finance Authority, 5.9s, 2023                          500            528,415
  Colorado Housing & Finance Authority, 6.1s, 2023                          405            434,201
  Colorado Housing & Finance Authority, 7.4s, 2027                          255            270,588
  Colorado Housing & Finance Authority, 6.875s, 2028                        840            914,458
  Colorado Housing & Finance Authority, 6.8s, 2030                          535            596,300
  Colorado Housing & Finance Authority, 5.25s to 2002,
    6.6s to 2032                                                            350            382,697
  Colorado Housing & Finance Authority, 6.375s, 2033                        200            220,838
  Colorado Housing & Finance Authority, 6.55s, 2033                         240            270,838
  Kentucky Housing Corp., FHA, 7.45s, 2023                                1,320          1,348,644
  Louisiana Housing Finance Agency, GNMA, 7.55s, 2031                       605            688,635
  Louisiana Housing Finance Agency, Mortgage Rev., GNMA,
    6.4s, 2032                                                              390            420,537
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  350            361,753
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 6.7s, 2030                                                        905            967,762
  Missouri Housing Development Commission, Mortgage Rev.,
    6.35s, 2032                                                             750            817,928
  Missouri Housing Development Commission, Mortgage Rev.,
    GNMA, 5s to 2002, 6.85s to 2032                                         600            656,898
  Nebraska Investment Finance Authority, GNMA, 5.6s, 2020                   635            650,424
  New Hampshire Housing Finance Authority, 7.2s, 2010                     3,085          3,155,770
  New Hampshire Housing Finance Authority, 5.875s, 2030                     350            368,914
  New Mexico Mortgage Finance Authority, 7.1s, 2030                         295            326,202
  New Mexico Mortgage Finance Authority, GNMA, 5s to 2002,
    6.25s to 2032                                                           870            936,894
  Oklahoma Housing Finance Agency, 6.65s, 2029                            2,000          2,226,820
  Phoenix, AZ, GNMA, 5s to 2002, 6.1s to 2028                               340            363,929
  Tennessee Housing Development Agency, 0s, 2017                          3,445          1,425,507
  Texas Housing & Community Affairs, Residential Mortgage
    Rev., GNMA, 7.1s, 2021                                                1,405          1,513,269
                                                                                      ------------
                                                                                      $ 21,956,971
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.7%
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                 $  950       $    948,138
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               700            741,069
  Massachusetts Industrial Finance Agency Rev. (Ogden
    Haverhill), 5.6s, 2019                                                1,000            949,280
                                                                                      ------------
                                                                                      $  2,638,487
--------------------------------------------------------------------------------------------------
Special Assessment District - 1.3%
  Broadview, IL, Tax Increment Rev., 5.25s, 2012                         $1,000       $  1,010,000
  Capital Region Community Development District, FL,
    5.95s, 2006                                                             375            375,825
  Katy, TX, Development Authority Rev., 5.8s, 2011                        1,000            985,000
  Katy, TX, Development Authority Rev., 6s, 2018                          1,500          1,473,750
  Taylor, MI, Tax Increment Finance, FSA, 5.5s, 2015                      1,000          1,073,410
                                                                                      ------------
                                                                                      $  4,917,985
--------------------------------------------------------------------------------------------------
State and Local Appropriation - 6.8%
  Alabama Building Renovation Authority, AMBAC, 6s, 2018                 $  760       $    843,805
  Alabama State Public School & College, Capital
    Improvement, "D", 6s, 2015                                            2,850          3,163,813
  Chicago, IL, Public Building Commission Rev., RITES, FGIC,
    7.038s, 2016(++)+                                                     1,500          1,690,950
  Houston, TX, 6.3s, 2020                                                 1,000          1,048,390
  Houston, TX, Community College Systems, 7.875s, 2025+                   1,650          1,694,467
  Massachusetts State Development Finance Agency, Visual
    & Performing Arts Project, 6s, 2021                                   1,000          1,124,900
  Michigan State Certificates Participation, AMBAC, 5.5s,
    2020                                                                  1,250          1,297,188
  New Mexico Finance Authority Rev., Court Facilities Fee
    Rev., MBIA, 5.5s, 2020                                                  475            495,416
  New York Dormitory Authority Rev., State University
    Facilities, "C", FSA, 5.75s, 2017                                     1,250          1,390,962
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020(++)                                         5              5,038
  New York State Urban Development Corp., Correctional
    Facilities Service Contract C, AMBAC, 5.875s, 2019                    1,000          1,075,970
  New York, NY, City Transitional, Future Tax Secured,
    FGIC, 5s, 2017                                                        3,475          3,489,769
  New York, NY, City Transitional, Future Tax Secured,
    "A", 6s, 2017                                                         2,000          2,172,340
  Regional Transport Authority, IL, FSA, 5.75s, 2017                      5,000          5,518,000
  Stafford, TX, Economic Development Corp., FGIC, 6s, 2015                  525            595,744
                                                                                      ------------
                                                                                      $ 25,606,752
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
  Access to Loans for Learning (California Student Loan
    Corp.), 7.95s, 2030                                                  $  650       $    688,805
  Arizona Student Loan Acquisition Authority, 5.8s, 2016                    675            715,621
  Arizona Student Loan Acquisition Authority, 5.85s, 2017                   700            740,320
  Massachusetts Educational Financing Authority
    Education, Refunding Issue G, "A", MBIA, 6.1s, 2018                   1,045          1,118,025
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 6.854s, 2026(++)                                       5,500          6,547,420
                                                                                      ------------
                                                                                      $  9,810,191
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.3%
  Allegheny County, PA, Port Authority Special Rev.,
    MBIA, 6.25s, 2017                                                    $1,000       $  1,161,670
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2016                            500            523,475
  Dallas, TX, Rapid Transit, AMBAC, 5.375s, 2017                            500            517,765
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                     325            363,558
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450          1,748,903
  New York Thruway Authority Rev., Highway & Bridges,
    FGIC, 5.125s, 2015                                                    1,500          1,553,475
  Northwest Parkway Public Highway Authority Co., AMBAC,
    0s, 2018                                                                750            299,025
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                              3,000          2,817,240
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                              1,000            761,210
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2020(++)                                                     2,985          3,271,291
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2017                    3,000          3,265,410
                                                                                      ------------
                                                                                      $ 16,283,022
--------------------------------------------------------------------------------------------------
Universities - Colleges - 3.0%
  Amherst, NY, Industrial Development Agency (Daemen
    College), 6s, 2021                                                   $1,950       $  1,994,479
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026(+++)                             2,000          2,385,880
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020                       100            106,239
  Northern Illinois University Rev., Auxiliary Facilities
    Systems, AMBAC, 5.875s, 2018                                          1,370          1,465,407
  Savannah, GA, Economic Development Authority (College
    of Art & Design, Inc.), 6.5s, 2013                                      500            532,670
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                                1,000          1,202,430
  Tulsa, OK, Tulsa Industrial Authority Rev., Refunding
    University of Tulsa, "A", MBIA, 6s, 2016                              1,250          1,440,925
  Virginia College Building Authority, VA, Public Higher
    Education Financing, "A", 5.75s, 2019                                 2,295          2,429,487
                                                                                      ------------
                                                                                      $ 11,557,517
--------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 1.1%
  Clark County, NV, Economic Development Rev. (Alexander
    Dawson School), 5.5s, 2020                                           $1,500       $  1,492,830
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.4s, 2019                                                   1,000          1,043,650
  Maine Finance Authority, Educational Rev. (Waynflete
    School), 6.5s, 2029                                                   1,000          1,024,910
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                              520            555,755
                                                                                      ------------
                                                                                      $  4,117,145
--------------------------------------------------------------------------------------------------
Utilities - Cogeneration - 1.5%
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                                $  300       $    317,730
  Klamath Falls, OR, Electric Rev. (Klamath
    Cogeneration), 6s, 2025                                               3,500          3,493,315
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            2,000          2,008,380
                                                                                      ------------
                                                                                      $  5,819,425
--------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 4.1%
  Apache County, AZ, Industrial Development Authority,
    Pollution Control Rev. (Tuscon Electric Power Co.),
    5.875s, 2033                                                         $1,000       $    954,050
  Brazos River Authority, TX (Texas Utilities), 5.4s, 2029                1,500          1,550,235
  Brazos River Authority, TX (Texas Utilities), 5.05s, 2030                 400            408,732
  California Pollution Control Financing Authority (So.
    Cal. Edison), 6.4s, 2024                                                500            479,465
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    MBIA, 5.35s, 2016                                                     1,600          1,682,272
  California Pollution Control Financing Authority,
    Pollution Control Rev. (Pacific Gas & Electric Co.),
    5.85s, 2023                                                             350            316,487
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         1,000          1,012,070
  Farmington, NM, Pollution Control Rev. (NM/Public
    Service), 5.8s, 2022                                                    905            890,991
  Farmington, NM, Pollution Control Rev. (NM/Public
    Services), 6.3s, 2016                                                   565            575,588
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      3,000          2,988,240
  New Hampshire State Industrial Development Authority,
    Pollution Control (Connecticut Light Power), 5.9s, 2016                 500            510,975
  Ohio Air Quality Development Authority (Ohio Edison),
    4.3s, 2033                                                            1,300          1,299,727
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                               2,000          1,943,360
  West Feliciana Parish, LA, Pollution Control Rev.
    (Energy/Gulf States), 7.7s, 2014                                        450            465,111
  West Feliciana Parish, LA, Pollution Control Rev.
    (Energy/Gulf States), 5.8s, 2016                                        500            493,920
                                                                                      ------------
                                                                                      $ 15,571,223
--------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.9%
  American Municipal Power Ohio, Inc., Omega Jv2 Project,
    AMBAC, 5.25s, 2016                                                   $1,000       $  1,041,050
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    1,500          1,809,285
  Farmington, NM, Pollution Control Rev. (Public Service
    Co. of NM), 6.375s, 2022                                              1,000          1,015,040
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000          2,360,680
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350          8,747,823
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                       2,035          2,302,623
  Intermountain Power Agency, UT, MBIA, 5s, 2019                          2,050          2,050,164
  North Carolina Eastern Municipal Power Agency, MBIA,
    7s, 2007                                                              3,250          3,747,672
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                             750            819,240
  West Feliciana Parish, LA, Pollution Control Rev.
    (Energy Gulf States), 6.6s, 2028                                      1,665          1,680,834
  Western Minnesota Municipal Power Agency, AMBAC,
    5.5s, 2015                                                              500            536,420
                                                                                      ------------
                                                                                      $ 26,110,831
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.4%
  Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
    8.564s, 2016(++)+                                                    $1,000       $  1,201,350
  Clark County Washington Sewer Rev., Refunding, "B",
    AMBAC, 5.25s, 2015                                                    1,000          1,062,560
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2020               1,170          1,373,755
  Massachusetts Water Resources Authority, 6.5s, 2019                     5,965          7,168,797
  New York Environmental Facilities Corp., Clean Water &
    Drinking, 5s, 2016                                                    2,000          2,038,380
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300          1,024,443
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300            964,091
  Pittsburgh, PA, Water & Sewer Systems Rev.,
    Subordinated, "C", FSA, 5.25s, 2022                                   2,000          2,013,640
                                                                                      ------------
                                                                                      $ 16,847,016
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $352,478,566)                                 $370,248,316
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.3%
--------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian University Hospital), due 10/04/01           $   50       $     50,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 10/01/01                          200            200,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 10/01/01                                                          1,000          1,000,000
  Hillsborough County, FL, Pollution Control Rev., due
    10/01/01                                                                400            400,000
  Illinois Educational Facilities Authority Rev.
    (University of Chicago Hospital), due 10/01/01                          400            400,000
  Knoxville, TN, Utilities Board Rev., due 10/01/01                         300            300,000
  Montgomery County, GA, Pollution Control Rev., due 10/01/01               300            300,000
  New York City, NY, due 10/01/01                                           500            500,000
  Pinellas County, FL, Health Facility Authority, due 10/01/01              555            555,000
  Sevier County, TN, Public Building Authority, due 10/01/01                100            100,000
  Sevier County, TN, Public Building Authority, due 10/04/01                520            520,000
  Sevier County, TN, Public Building Authority,
    Adjustment Adjusted Local Government Public
    Improvement IV B4, due 10/04/01                                         220            220,000
  West Baton Rouge Parish, LA, Variable Refunding (Dow
    Chemical Company Project), "B", due 10/01/01                            300            300,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $4,845,000)                        $   4,845,00
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $357,323,566)                                     $375,093,316
Other Assets, Less Liabilities - 1.0%                                                    3,962,335
--------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                   $379,055,651
--------------------------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded bond.
    + Restricted security.
   ** Non-income producing security in default.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
SEPTEMBER 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $357,323,566)       $375,093,316
  Cash                                                              75,282
  Receivable for investments sold                                  736,182
  Receivable for fund shares sold                                  695,651
  Interest receivable                                            5,794,833
  Other assets                                                       5,093
                                                              ------------
      Total assets                                            $382,400,357
                                                              ------------
Liabilities:
  Distributions payable                                       $    716,489
  Payable for investments purchased                              2,146,237
  Payable for fund shares reacquired                               263,305
  Payable to affiliates -
    Management fee                                                  12,482
    Shareholder servicing agent fee                                  3,121
    Distribution and service fee                                    14,275
  Accrued expenses and other liabilities                           188,797
                                                              ------------
      Total liabilities                                       $  3,344,706
                                                              ------------
Net assets                                                    $379,055,651
                                                              ============

Net assets consist of:
  Paid-in capital                                             $361,874,304
  Unrealized appreciation on investments                        17,769,750
  Accumulated distributions in excess of net realized gain
    on investments                                              (1,110,909)
  Accumulated undistributed net investment income                  522,506
                                                              ------------
      Total                                                   $379,055,651
                                                              ============
Shares of beneficial interest outstanding                      44,066,055
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $273,731,498 / 31,836,431 shares of
     beneficial interest outstanding)                            $8.60
                                                                 =====

  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $9.03
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $70,049,466 / 8,137,312 shares of
     beneficial interest outstanding)                            $8.61
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $35,274,687 / 4,092,312 shares of
     beneficial interest outstanding)                            $8.62
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Interest income                                                $11,300,548
                                                                 -----------
  Expenses -
    Management fee                                               $ 1,276,947
    Trustees' compensation                                            19,937
    Shareholder servicing agent fee                                  186,722
    Distribution and service fee (Class A)                           335,543
    Distribution and service fee (Class B)                           364,104
    Distribution and service fee (Class C)                           160,924
    Administrative fee                                                25,016
    Custodian fee                                                     89,651
    Printing                                                          13,234
    Postage                                                           12,224
    Auditing fees                                                     17,563
    Legal fees                                                         5,778
    Miscellaneous                                                    101,104
                                                                 -----------
      Total expenses                                             $ 2,608,747
    Fees paid indirectly                                             (15,137)
    Reduction of expenses by investment adviser                     (521,567)
                                                                 -----------
      Net expenses                                               $ 2,072,043
                                                                 -----------
        Net investment income                                    $ 9,228,505
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                 $   154,697
  Change in unrealized appreciation on investments                 2,787,044
                                                                 -----------
        Net realized and unrealized gain on investments          $ 2,941,741
                                                                 -----------
          Increase in net assets from operations                 $12,170,246
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                           SEPTEMBER 30, 2001              MARCH 31, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  9,228,505                $ 17,846,955
  Net realized gain (loss) on investments                             154,697                  (1,095,951)
  Net unrealized gain on investments                                2,787,044                  11,556,679
                                                                 ------------                ------------
      Increase in net assets from operations                     $ 12,170,246                $ 28,307,683
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (7,220,416)               $(12,782,647)
  From net investment income (Class B)                             (1,683,505)                 (4,019,781)
  From net investment income (Class C)                               (741,367)                 (1,231,595)
  From net realized gain on investments (Class A)                   --                           (401,793)
  From net realized gain on investments (Class B)                   --                           (140,363)
  From net realized gain on investments (Class C)                   --                            (44,108)
  In excess of net realized gain on investments (Class A)           --                           (914,262)
  In excess of net realized gain on investments (Class B)           --                           (319,389)
  In excess of net realized gain on investments (Class C)           --                           (100,365)
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (9,645,288)               $(19,954,303)
                                                                 ------------                ------------
Net increase in net assets from fund share transactions          $ 15,617,111                $ 14,986,946
                                                                 ------------                ------------
      Total increase in net assets                               $ 18,142,069                $ 23,340,326
Net assets:
  At beginning of period                                          360,913,582                 337,573,256
                                                                 ------------                ------------
  At end of period (including accumulated undistributed
    net investment income of $522,506 and $939,289,
    respectively)                                                $379,055,651                $360,913,582
                                                                 ============                ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                          SEPTEMBER 30, 2001              2001            2000            1999            1998            1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 8.54            $ 8.33          $ 8.97          $ 8.99          $ 8.50          $ 8.62
                                      ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.21            $ 0.46          $ 0.48          $ 0.47          $ 0.48          $ 0.49
  Net realized and unrealized
    gain (loss) on investments          0.08              0.27           (0.59)          (0.02)           0.49           (0.12)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.29            $ 0.73          $(0.11)         $ 0.45          $ 0.97          $ 0.37
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.23)           $(0.47)         $(0.47)         $(0.47)         $(0.48)         $(0.49)
  From net realized gain on
    investments                         --               (0.02)          (0.06)           --              --              --
  In excess of net realized
    gain on investments                 --               (0.03)           --              --              --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.23)           $(0.52)         $(0.53)         $(0.47)         $(0.48)         $(0.49)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.60            $ 8.54          $ 8.33          $ 8.97          $ 8.99          $ 8.50
                                      ======            ======          ======          ======          ======          ======
Total return(+)                         3.47%++           9.06%          (1.15)%          5.16%          11.61%           4.28%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          0.91%+            0.89%           0.88%           1.08%           1.23%           1.31%
    Net investment income(S)(S)         5.18%+            5.55%           5.66%           5.35%           5.44%           5.75%
Portfolio turnover                         7%               15%             57%             31%             23%             30%
Net assets at end of period
  (000 Omitted)                     $273,732          $255,799        $217,880        $215,858        $189,056        $152,039

(S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
         Net investment income        $ 0.20            $ 0.44          $ 0.45          $ 0.47            --              --
         Ratios (to average net assets):
            Expenses##                  1.19%+            1.20%           1.20%           1.21%           --              --
            Net investment income       4.90%+            5.24%           5.34%           5.22%           --              --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       April 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                          SEPTEMBER 30, 2001              2001            2000            1999            1998            1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period $ 8.55            $ 8.34          $ 8.98          $ 9.00          $ 8.51          $ 8.63
                                      ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.19            $ 0.40          $ 0.42          $ 0.41          $ 0.42          $ 0.43
  Net realized and unrealized
    gain (loss) on investments          0.07              0.27           (0.59)          (0.02)           0.48           (0.13)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.26            $ 0.67          $(0.17)         $ 0.39          $ 0.90          $ 0.30
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.20)           $(0.41)         $(0.41)         $(0.41)         $(0.41)         $(0.42)
  From net realized gain on
    investments                         --               (0.02)          (0.06)           --              --              --
  In excess of net realized
    gain on investments                 --               (0.03)           --              --              --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.20)           $(0.46)         $(0.47)         $(0.41)         $(0.41)         $(0.42)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.61            $ 8.55          $ 8.34          $ 8.98          $ 9.00          $ 8.51
                                      ======            ======          ======          ======          ======          ======
Total return                            3.07%++           8.24%          (1.89)%          4.38%          10.77%           3.44%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.66%+            1.64%           1.63%           1.83%           1.98%           2.11%
    Net investment income(S)(S)         4.43%+            4.82%           4.89%           4.59%           4.69%           4.95%
Portfolio turnover                         7%               15%             57%             31%             23%             30%
Net assets at end of period
  (000 Omitted)                      $70,049           $75,858         $93,656        $140,871        $172,339        $226,138

 (S) The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income         $ 0.18            $ 0.38          $ 0.39          $ 0.40            --              --
        Ratios (to average net assets):
          Expenses##                    1.94%+            1.95%           1.95%           1.96%           --              --
          Net investment income         4.15%+            4.51%           4.57%           4.46%           --              --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       April 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                          SEPTEMBER 30, 2001              2001            2000            1999            1998            1997
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                           $ 8.56            $ 8.35          $ 8.99          $ 9.01          $ 8.52          $ 8.64
                                      ------            ------          ------          ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.19            $ 0.40          $ 0.42          $ 0.41          $ 0.41          $ 0.43
  Net realized and unrealized
    gain (loss) on investments          0.07              0.27           (0.59)          (0.02)           0.49           (0.12)
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $ 0.26            $ 0.67          $(0.17)         $ 0.39          $ 0.90          $ 0.31
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.20)           $(0.41)         $(0.41)         $(0.41)         $(0.41)         $(0.43)
  From net realized gain on
    investments                         --               (0.02)          (0.06)           --              --              --
  In excess of net realized
    gain on investments                 --               (0.03)           --              --              --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions
        declared to
        shareholders                  $(0.20)           $(0.46)         $(0.47)         $(0.41)         $(0.41)         $(0.43)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 8.62            $ 8.56          $ 8.35          $ 8.99          $ 9.01          $ 8.52
                                      ======            ======          ======          ======          ======          ======
Total return                            3.07%++           8.23%          (1.89)%          4.37%          10.75%           3.62%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          1.66%+            1.64%           1.63%           1.81%           1.98%           2.06%
    Net investment income(S)(S)         4.42%+            4.80%           4.89%           4.59%           4.69%           5.00%
Portfolio turnover                         7%               15%             57%             31%             23%             30%
Net assets at end of period
  (000 Omitted)                      $35,275           $29,257         $26,037         $32,164         $21,802         $19,159

(S) The investment adviser voluntarily waived a portion of its fee, forcertain periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income         $ 0.18            $ 0.37          $ 0.39          $ 0.40            --              --
        Ratios (to average net assets):
          Expenses##                    1.94%+            1.95%           1.95%           1.94%           --              --
          Net investment income         4.14%+            4.49%           4.57%           4.46%           --              --
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to
       April 1, 2001, have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of the fund's average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended September 30, 2001, were 0.40% of average daily net assets on an annualized basis.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,032 for the six months ended September 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $34,981 for the six months ended September 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum, Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,217 for the six months ended September 30, 2001. Fees incurred under the distribution plan during the period ended September 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,545 and $1,432 for Class B and Class C shares, respectively, for the six months ended September 30, 2001. Fees incurred under the distribution plan during the six months ended September 30, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 2001, were $991, $56,839, and $3,735 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $42,239,143 and $25,999,142, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $357,130,560
                                                                 ------------
Gross unrealized appreciation                                    $ 23,893,084
Gross unrealized depreciation                                      (5,930,328)
                                                                 ------------
    Net unrealized appreciation                                  $ 17,962,756
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED SEPTEMBER 30, 2001            YEAR ENDED MARCH 31, 2001
                                 -----------------------------------            -------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             4,306,390      $  36,649,439         6,829,843      $  57,647,800
Shares issued to shareholders in
  reinvestment of distributions           445,804          3,803,729           900,867          7,554,743
Shares reacquired                      (2,857,424)       (24,392,718)       (3,934,562)       (33,039,054)
                                       ----------      -------------       -----------      -------------
    Net increase                        1,894,770      $  16,060,450         3,796,148      $  32,163,489
                                       ==========      =============       ===========      =============

Class B shares
                                 SIX MONTHS ENDED SEPTEMBER 30, 2001            YEAR ENDED MARCH 31, 2001
                                 -----------------------------------            -------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             1,183,477      $  10,109,411         1,847,258      $  15,579,003
Shares issued to shareholders in
  reinvestment of distributions            92,976            793,643           280,975          2,355,628
Shares reacquired                      (2,008,250)       (17,132,235)       (4,485,416)       (37,686,340)
                                       ----------      -------------       -----------      -------------
    Net decrease                         (731,797)     $  (6,229,181)       (2,357,183)     $ (19,751,709)
                                       ==========      =============       ===========      =============

Class C shares
                                 SIX MONTHS ENDED SEPTEMBER 30, 2001            YEAR ENDED MARCH 31, 2001
                                 -----------------------------------            -------------------------
                                           SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               928,029      $   7,933,036         1,342,185      $  11,326,695
Shares issued to shareholders in
  reinvestment of distributions            51,980            444,766            95,697            804,256
Shares reacquired                        (303,911)        (2,591,960)       (1,138,842)        (9,555,785)
                                       ----------      -------------       -----------      -------------
    Net increase                          676,098      $   5,785,842           299,040      $   2,575,166
                                       ==========      =============       ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended September 30, 2001, was $2,081. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.0% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                           DATE OF              PAR
DESCRIPTION                                            ACQUISITION           AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------------
Atlanta, GA, Water & Wastewater Rev., RITES, FGIC,
  8.564s, 2016                                              4/20/99       $1,000,000       $1,167,100      $ 1,201,350
Chicago, IL, Public Building Commission Rev., RITES,
  7.038s, 2016                                              3/10/99        1,500,000        1,619,550        1,690,950
Chicago, IL, Public Building Commission Rev., RITES,
  7.038s, 2017                                              3/10/99        1,250,000        1,337,550        1,375,488
Dudley-Charleton, MA, Regional School District, RITES,
  FGIC, 8.093s, 2017                                         5/5/99        1,495,000        1,615,945        1,683,011
Houston, TX, Community College Systems, 7.87s, 2025          6/7/00        1,650,000        1,643,500        1,694,467
Houston, TX, Independent School District, RITES, PSF,
  7.906s, 2017                                              2/26/99        2,325,000        2,440,831        2,404,189
Rio Grande Valley, TX, Health Facilities Development
  Corp., MBIA, 6.4s, 2015                                    7/1/92        2,800,000        2,766,764        2,938,656
Texas Department of Housing & Community Affairs,
  10s, 2026                                                 11/1/96        2,235,000        2,245,000        2,249,818
                                                                                                           -----------
                                                                                                           $15,237,929
                                                                                                           ===========

(8) Change in Accounting Principle
As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $141,316 increase in cost of securities and a corresponding $141,316 decrease in net unrealized appreciation, based on securities held by the fund on April 1, 2001.

The effect of this change for the six months ended September 30, 2001 was to increase net investment income by $52,432, decrease net unrealized appreciation by $51,690, and decrease net realized gains by $742. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                    ASSISTANT TREASURERS
Marshall N. Cohan+ - Private                Mark E. Bradley*
Investor                                    Robert R. Flaherty*
                                            Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of
Cardiac Surgery, Brigham and Women's        SECRETARY
Hospital; Professor of Surgery,             Stephen E. Cavan*
Harvard Medical School
                                            ASSISTANT SECRETARY
The Hon. Sir J. David Gibbons, KBE+         James R. Bordewick, Jr.*
- Chief Executive Officer, Edmund
Gibbons Ltd.; Chairman, Colonial            CUSTODIAN
Insurance Company, Ltd.                     State Street Bank and Trust Company

Abby M. O'Neill+ - Private Investor         INVESTOR INFORMATION
                                            For information on MFS mutual funds,
Walter E. Robb, III+ - Principal,           call your investment professional
Robb Associates (corporate financial        or, for an information kit, call
consultants); President, Benchmark          toll free: 1-800-637-2929 any
Consulting Group, Inc. (office              business day from 9 a.m. to 5 p.m.
services)                                   Eastern time (or leave a message
                                            anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director, MFS            INVESTOR SERVICE
Investment Management                       MFS Service Center, Inc.
                                            P.O. Box 2281
Jeffrey L. Shames* - Chairman and           Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                       For general information, call toll
                                            free: 1-800-225-2606 any business
J. Dale Sherratt+ - President,              day from 8 a.m. to 8 p.m. Eastern
Insight Resources, Inc. (acquisition        time.
planning specialists)
                                            For service to speech- or
Ward Smith+ - Private Investor              hearing-impaired individuals, call
                                            toll free: 1-800-637-6576 any
INVESTMENT ADVISER                          business day from 9 a.m. to 5 p.m.
Massachusetts Financial Services Company    Eastern time. (To use this service,
500 Boylston Street                         your phone must be equipped with a
Boston, MA 02116-3741                       Telecommunications Device for the
                                            Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                 For share prices, account balances,
500 Boylston Street                         exchanges, or stock and bond
Boston, MA 02116-3741                       outlooks, call toll free:
                                            1-800-MFS-TALK (1-800-637-8255)
CHAIRMAN AND PRESIDENT                      anytime from a touch-tone telephone.
Jeffrey L. Shames*
                                            WORLD WIDE WEB
PORTFOLIO MANAGERS                          www.mfs.com
Michael L. Dawson*
Geoffrey L. Schechter*

TREASURER
James O. Yost*

+Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL                                                  ------------
INCOME FUND                                                        PRSRT STD
                                                                  U.S. Postage
[logo] M F S(R)                                                      Paid
INVESTMENT MANAGEMENT                                                 MFS
                                                                  ------------
500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                      MMI-3 11/01 19M 02/202/302